Note 13 - Income Taxes - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Allowance for loan losses	$ 1,105	$ 643
Deferred loan fees	554	642
Stock-based compensation	6	6
Interest on non-accrual loans		3
Total deferred tax assets	1,665	1,294
Bank premises and equipment	(199)	(168)
Unrealized gain on investment securities available for sale	(6)	(31)
Intangible	(21)	(17)
Total deferred tax liabilities	(226)	(216)
Net Deferred Tax Asset	$ 1,439	$ 1,078